File No. 33-76894
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                   July 20, 2009


                          Pioneer Emerging Markets Fund
                 Supplement to the April 1, 2009 Class A, Class
                      B and Class C Shares, Class R Shares
                         and Class Y Shares Prospectuses


Management

Effective July 27, 2009, the following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of John Pollen. Mr. Pollen is supported by a team of portfolio managers and analysts. Members of this team, which is based in London, manage other Pioneer funds investing primarily in emerging market equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provide fundamental and quantitative research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited, which is based in Dublin. Mr. Pollen, head of emerging markets equity, joined Pioneer in 1999 and has been an investment professional since 1982.


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                                        (C) 2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC